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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): July 28, 2003





                           WRIGHT MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)





        Delaware                     000-32883              13-4088127
(State or other jurisdiction        (Commission           (IRS Employer
     of  incorporation)             File Number)      Identification Number)



                  5677 Airline Road, Arlington, Tennessee 38002
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (901) 867-9971


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Item 7.    Financial Statements and Exhibits

           (c)    Exhibits

                  The following exhibit is included as part of this report:

     Exhibit
     Number                                 Description
-----------------       --------------------------------------------------------

       99               Press release issued by Wright Medical Group, Inc. on
                        July 28, 2003.

Item 12.   Results of Operations and Financial Condition

     On July 28, 2003, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Date:  July 28, 2003

                                        WRIGHT MEDICAL GROUP, INC.


                                        By:    /s/ F. Barry Bays
                                           -------------------------------------
                                           F. Barry Bays
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


 Exhibit Number                           Description
-----------------       --------------------------------------------------------

       99               Press release issued by Wright Medical Group, Inc. on
                        July 28, 2003.